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                                                                  Exhibit (j)(4)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Counsel" in the Statement of Additional Information included in this Post-Effective Amendment No. 67 to the Registration Statement (No. 2-47015/811-2354) on Form N-1A of BlackRock Provident Institutional Funds under the Securities Act of 1933 and the Investment Company Act of 1940, respectively.



                                            /s/ O'Melveny & Myers LLP
                                            --------------------------------
                                            O'MELVENY & MYERS LLP


Los Angeles, California
January 24, 2001